UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 29, 2010

AFFYMAX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33213	77-0579396
(Commission File Number)	(IRS Employer Identification No.)

4001 Miranda Avenue
Palo Alto, CA 94304

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:  (650) 812-8700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Affymax, Inc. (the “Company”) expects to have cash and investments of approximately $115 million at December 31, 2010, which it believes will enable the Company to maintain current planned operations well into 2012.

ITEM 8.01. OTHER EVENTS.

On November 29, 2010, the Company  and Takeda Pharmaceutical Company, Ltd (“Takeda”) confirmed the U.S. registration strategy for Hematide™/peginesatide following the meeting with the U.S. Food and Drug Administration.  A press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 2.02 of this Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Affymax, Inc. whether made before or after the date hereof, regardless of any general incorporation language in such filing.

This Report on Form 8-K contains forward-looking statements, including statements regarding financial projections and condition, the continuation and success of the Company’s collaboration with Takeda, timing, design and results of the Company’s clinical trials and drug development program and the timing and likelihood of the commercialization of Hematide. The Company’s actual results may differ materially from those indicated in these forward-looking statements due to risks and uncertainties, including risks relating to the continued safety and efficacy of Hematide in clinical development, the timing of patient accrual in ongoing and planned clinical studies, regulatory requirements and approvals, research and development efforts, industry and competitive environment, intellectual property rights and disputes and other matters that are described in Affymax’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission.  Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report.  The Company undertakes no obligation to update any forward-looking statement in this report.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits:

Exhibit No.	Description

99.1	Press Release entitled “Affymax® and Takeda Confirm U. S. Registration Strategy for Investigational Drug, Hematide™/peginesatide Following Meeting With FDA,” dated November 29, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFYMAX, INC.

Dated: November 29, 2010
	By:	/s/ Paul B. Cleveland
Paul B. Cleveland
Executive Vice President, Corporate Development and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release entitled “Affymax® and Takeda Confirm U. S. Registration Strategy for Investigational Drug, Hematide™/peginesatide Following Meeting With FDA,” dated November 29, 2010.